Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, David Goldman, Chief Financial Officer of Orbit International Corp., certify, pursuant to 18 U.S.C. § 1350, as enacted by §906 of the Sarbanes-Oxley Act of 2002, that:

(1)            the Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2014 (the “Periodic Report”) which this statement accompanies fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)            information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of Orbit International Corp.

Dated: August 14, 2014	/s/ David Goldman
David Goldman
Chief Financial Officer